UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934

Check  the  appropriate  box:
[  ]  Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x]  Definitive  Information  Statement


                           NEW HORIZON EDUCATION, INC.
                  (Name of Registrant as Specified In Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required
[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.
     1)  Title  of  each  class  of  securities  to  which  transaction applies:
     _______________________________________
     2)  Aggregate  number  of  securities  to  which  transaction  applies:
     _______________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):
     _______________________________________
     4)  Proposed  maximum  aggregate  value  of  transaction:
     _______________________________________

[  ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)  Amount  Previously  Paid:
_______________________________________
2)  Form,  Schedule  or  Registration  Statement  No.
_______________________________________
3)  Filing  Party:
_______________________________________
4)  Date  Filed:
_______________________________________

                              INFORMATION STATEMENT

                           NEW HORIZON EDUCATION, INC.
                                 428 HAO STREET
                               HONOLULU, HI 96821

     This information statement is circulated to advise the stockholders of proposed action to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the proposed actions.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

     The  matters  upon  which  action  is  proposed  to  be  taken  are:

1. Approve the Agreement and Plan of Reorganization as amended with American Hospital Resources, Inc. and New Horizon Education, Inc.

2. Amend the Articles of Incorporation to authorize a class of 10,000,000 preferred shares, no par value, the rights and preferences of which shall be determined by the Board of Directors.

3. Amend the Articles of Incorporation to change the name of the Company to American Hospital Resources, Inc., or such other similar name as may be available in Utah.

     Each  of  the  proposed  actions  is  discussed  in  more  detail  below.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, are June 17, 2002, at 11:00 A.M. at 609 Judge Building, 8 East Broadway, Salt Lake City, Utah, 84111 or at such other place or date and time as may be agreed to in writing by the parties.

     This information statement is being first sent or given to security holders on approximately July 16, 2002.

     The class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 16,133,127 shares, each share being entitled to one vote. The record date for determination of the security holders entitled to vote or give consent is June 5, 2002. The consent of the holders of a majority of the shares entitled to vote upon the matter is required for approval of the actions.

     None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon. No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.

                        APPROVE THE AGREEMENT AND PLAN OF
              REORGANIZATION WITH AMERICAN HOSPITAL RESOURCES, INC.
                                (PROPOSAL NO. 1)

     The Company has entered into an Agreement and Plan of Reorganization with American Hospital Resources, Inc., ("AHR") whereby the Company will acquire AHR by exchanging 3,196,873 common shares of the Company for 1,500 common shares of AHR which represents all of the outstanding shares of AHR stock. AHR will become a wholly owned subsidiary of the Company. A copy of the Agreement and Plan of Reorganization is included with this information statement.

DESCRIPTION  OF  THE  BUSINESS

     AHR is a Delaware Corporation providing several services to acute care hospitals. These services include crisis management and financial re-structuring. AHR also acquires and operates pharmacy outsourcing and materials management service companies. AHR is currently focused on a high-growth strategy based on the continuous leveraged acquisition of profitable pharmacy outsourcing and materials management companies.

     These pharmacy outsourcing and materials management companies can provide pharmacy management services and pharmaceutical supplies to acute care hospitals and long-term care facilities such as nursing homes and hospices. The pharmacy management services and pharmaceutical supplies as well as the materials management services and supplies provided by these companies to client hospital and long-term care facilities are done so pursuant to the terms of "pass-through" and "cost plus" contracts.

     It is believed that the acquisition of AHR will benefit the Company. Management is in favor of the agreement and plan of reorganization.

     Financial statements for American Hospital Resources, Inc. are included with this information statement.


                              AUTHORIZE A CLASS OF
                    10,000,000 PREFERRED SHARES, NO PAR VALUE
                                (PROPOSAL NO. 2)

     Shareholders will be asked to amend the Articles of Incorporation to authorize a class of 10,000,000 shares of preferred stock, no par value, in such series and designations as may be authorized by the Board of Directors.. Management of the Company believes changing the capital structure of the corporation will provide the Company broader discretion in acquiring potential business opportunities


                            CHANGE IN CORPORATE NAME
                                (PROPOSAL NO. 3)

     Due to the evolving nature of the Company's business and as part of the agreement and Plan of Reorganization (see Proposal 1), the Board of Directors has determined that it is the best interests of the Company to change its corporate name to American Hospital Resources, Inc., or such other similar name as may be available in Utah. The name change will be effected by an amendment to the Company's Articles of Incorporation.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth as of June 5, 2002, the name and the number of shares of the Registrant's Common Stock, no par value, held of record or was known by the Registrant to own beneficially more than 5% of the 16,133,127 issued and outstanding shares of the Registrant's Common Stock, and the name and shareholdings of each officer and director individually and of all officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.


                  Name and Address of      Amount and Nature of  Percentage
                                                                 -----------
Title of Class    Beneficial Owner (1)     Beneficial Ownership   of Class
--------------  -------------------------  --------------------  -----------

Common          Phase One, LLC                       13,000,000       80.58%
                8 East Broadway,
                609 Judge Building
                Salt Lake City, UT 84111

Common          Chris Wheeler (2)                             0           0%
                1912 West Bay Crest
                Santa Ana, CA 92704

Common          Antione Gedeon (2)                            0           0%
                1833 Kalakaua Ave
                Honolulu, HI 96815

Common          Mark Buck (2)                                 0           0%
                428 Hao Street
                Honolulu, HI 96821

Common          Officers, Directors and                       0           0%
                Nominees as a Group:
                3 persons

     (1) For purposes of this table, a beneficial owner is one who, directly or indirectly, has or shares with others (a) the power to vote or direct the voting of the Voting Stock (b) investment power with respect to the Voting Stock which includes the power to dispose or direct the disposition of the Voting Stock.

     (2)  Officer  and/or  Director  of  the  Company


     There are no contracts or other arrangements that could result in a change of control of the Company.

CHANGES  IN  CONTROL  OF  REGISTRANT

     On February 28, 2002, the Company issued 11,000,000 shares of restricted common stock to Phase One, LLC, a Utah limited liability company in exchange for $80,000 cash and a promissory note in the amount of $30,000. As a result of this transaction, Phase One, LLC now controls 80% of the Company's issued and outstanding stock. On March 4, 2002, the Company appointed Mark Buck to the Board of Directors. Mr. Buck is the managing member of Phase One, LLC. There was no change in control of the Board of Directors as a result of this appointment.

     On March 14, 2002, subsequent to the change in control and in connection with the proposed acquisition by New Horizon Education, Inc., of American Hospital Resources, Inc., a Delaware corporation, (the "Acquisition"), the following persons were appointed by the present board members to serve on the board of directors of the Company: Chris Wheeler and Antoine Gedeon. These appointees constitute a majority of the members of the board of directors.
Steven  L.  White  and  Angela  White  resigned  as  directors  of  the Company.

     The following table sets forth as of March 14, 2002, the name, age, and position of each executive officer and director and the term of office for each director of the Company.


NAME            AGE       POSITION         SINCE
                ---  ------------------  ----------

Chris Wheeler.   54  Director/President  March 2002
                ---  ------------------

Antoine Gedeon   56  Director/Treasurer  March 2002
                ---  ------------------

Mark Buck. . .   56  Director/Secretary  March 2002
                ---  ------------------

     The  following  is  a  brief  biography  of  the  officers  and  directors.

     CHRISTOPHER A. WHEELER, PRESIDENT AND DIRECTOR. Mr. Wheeler has many years of experience in the food services and health care fields. He has been the Founder and Managing Partner of Sandpiper Capital and Gaelic Capital Group since 1998. These sister companies provide diverse management and financial consulting services to a variety of industry segments including the healthcare industry. In particular, these services include crisis management, pharmacy and material management, outsourcing, food service and financing. From 1995 to 1998, Mr. Wheeler was Founder and President of Pacific Culinary Capital, a diverse financial services consulting group.

     ANTOINE GEDEON, TREASURER AND DIRECTOR. Mr. Gedeon speaks four languages and has many years of experience in the travel industry. He is currently an instructor with Travel University International in Honolulu, Hawaii where he teaches advanced courses in travel industry management, international trade, and hotel management. He has also worked as a consultant for Private Investment Group since 1999. From 1995 to 1998 Mr. Gedeon was the President and Chief Operating Officer of Mayan Resorts Development Corp. in Belize where he presided over the master plan for Salt Creek Estate, a 31,000 acre beachfront property.

     MARK BUCK, SECRETARY AND DIRECTOR. Mr. Buck is a commercial real estate broker specializing in sales and leasing. He has worked for Commercial Real
Estate Services in Honolulu, Hawaii since 1986 as Vice President of Marketing and Sales. Mr. Buck has also been an owner and partner in three small businesses that he later sold.

                               EXECUTIVE OFFICERS

     All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal year ended December 31, 2001, of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

     Although there was no formal arrangement, the Company paid former Director and President Steven L. White an annual salary of $23,000, $55,775, and $0 for the fiscal years ended December 31, 1999, 2000 and 2001 respectively, for services rendered on behalf of the Company as President. Mr. White also received 30,000 shares of common stock valued at $1,500 for services during 1998. Mr. White's compensation is for management services to the Company and is an amount below current market rates paid for executives in similar situations and was set as a fixed annual compensation amount by the Board of Directors.


                           SUMMARY COMPENSATION TABLE

                                                          OTHER ANNUAL
NAME AND PRINCIPAL POSITION  YEAR  SALARY ($)  BONUS ($)  COMPENSATION

Steven L. White . . . . . .  2001         -0-        -0-           (1)
  Chief Executive Officer .  2000      55,775        -0-           -0-
  Director. . . . . . . . .  1999      23,000        -0-           -0-

(1) Steven White's accrued salary amounted to $22,500 at December 31, 2001 and was subsequently converted to 1,100,000 shares of common stock on March 5, 2002.

EMPLOYMENT  CONTRACTS,  TERMINATION  OF  EMPLOYMENT  AND  CHANGE  IN  CONTROL

     The Company has no formal arrangements for the remuneration of its officers and directors, except that they will receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses, if any, made on the Company's behalf in the investigation of business opportunities.

     There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person which would in any way result in payments to any person because of employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

     Directors of the Company receive an annual payment of $500 each for their service as a board member.

STOCK  OPTIONS  AND  WARRANTS

     On March 4, 2002, Mark Buck, a director of the Company, was given an option to purchase up to 10,000 shares of common stock at a price of $0.05 per share. The option expires two years from the exercise date. As of June 5, 2002 this option has not been exercised.

     On March 14, 2002, Antione Gedeon, a director of the Company, was given an option to purchase up to 10,000 shares of common stock at a price of $0.05 per share. The option expires two years from the exercise date. As of June 5, 2002 this option has not been exercised.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     OFFICE SPACE - Prior to October 1999, the Company did not have a need to rent office space. An officer of the Company allowed the Company to use his office as a mailing address, as needed, at no expense to the Company. Since October 1999, the Company has been paying $100 per month (on an as-needed, month-to-month basis) to an unrelated party for office space. Total rents paid amounted to $300 and $1,200 for the years ended December 31, 2001 and 2000, respectively.

     In 1999, the Company had advanced $1,770 for payroll taxes that were paid on behalf of Steven L. White, a former officer and a director of the Company. In December 2000, Mr. White repaid the advance with no interest.

                                OTHER INFORMATION

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

                                    FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT 428 HAO STREET, HONOLULU, HAWAII 96821.


                                   By  Order  of  the  Board  of  Directors

                                   /s/  Chris  Wheeler
                                  ----------------------
                                   Chris  Wheeler
                                   President

                              FINANCIAL STATEMENTS

Financial  Statements  of  American  Hospital  Resources,  Inc.

          Independent  Auditors'  Report

          Balance  Sheet,  December  31,  2001
          Statements  of  Operations  for  the  years  ended
            December  31,  2001  and  2000  and  from  inception
            on  August  27,  1999  through  December  31,  2001

          Statement  of  Stockholders'  Equity  (Deficit),  from
            inception  on  August  27,  1999  through  December  31,  2001

          Statements  of  Cash  Flows  for  the  years  ended
            December  31,  2001  and  2000  and  from  inception
            on  August  27,  1999  through  December  31,  2001

          Notes  to  Financial  Statements


Pro  Forma  Financial  Information.

          Pro  Forma  Condensed  Combined  Financial  Statements

          Pro  Forma  Condensed  Combined  Balance  Sheet,  December  31,  2001

          Pro  Forma  Condensed  Combined  Statement  of
            Operations  for  the  year  ended  December  31,  2001

          Pro  Forma  Condensed  Combined  Statement  of
            Operations  for  the  three  months  ended  March  31,  2002

          Notes  to  Pro  forma  Condensed  Combined  Financial  Statements

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
AMERICAN  HOSPITAL  RESOURCES,  INC.
Santa  Ana,  California


We have audited the accompanying balance sheet of American Hospital Resources, Inc. [a development stage company] at December 31, 2001, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2001 and 2000 and for the period from inception on August 27, 1999 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of American Hospital Resources, Inc. [a development stage company] as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 and for the period from inception on August 27, 1999 through December 31, 2001, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has incurred losses since its inception, has current liabilities in excess of current assets and has no on-going operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in
Note 5. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/  Pritchett,  Siler  &  Hardy,  P.C.
---------------------------------------

PRITCHETT,  SILER  &  HARDY,  P.C.

May  8,  2002
Salt  Lake  City,  Utah


                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                                  BALANCE SHEET

                                     ASSETS

                                                          December 31,
                                                              2001
                                                         --------------

CURRENT ASSETS:
  Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $           -
                                                         --------------
    Total Current Assets. . . . . . . . . . . . . . . .              -
                                                         --------------
                                                         $           -
                                                         ==============


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Advances from a shareholder . . . . . . . . . . . . .  $         580
                                                         --------------
      Total Current Liabilities . . . . . . . . . . . .            580
                                                         --------------

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, no par value, 1,500 shares authorized,
    1,130 shares issued and outstanding . . . . . . . .          1,130
  Deficit accumulated during the development stage. . .         (1,710)
                                                         --------------
    Total Stockholders' Equity (Deficit). . . . . . . .           (580)
                                                         --------------
                                                         $           -
                                                         ==============



    The accompanying notes are an integral part of this financial statement.



                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                            STATEMENTS OF OPERATIONS


                                            For the                From Inception
                                          Years Ended              on August 27,
                                          December 31,             1999 Through
                               --------------------------------    December 31,
                                    2001             2000           2001
                              --------------  -----------------   ---------------
REVENUE . . . . . . . . . . .  $           -   $              -   $            -

OPERATING EXPENSES:
  General and administrative.            515                135            1,710
                               --------------   ---------------   ---------------

LOSS BEFORE INCOME TAXES. . .           (515)              (135)          (1,710)

CURRENT INCOME TAX EXPENSE. .              -                  -                -

DEFERRED INCOME TAX EXPENSE .              -                  -                -
                               --------------   ---------------   ---------------

NET (LOSS). . . . . . . . . .  $        (515)  $           (135)         $(1,710)
                               --------------   ---------------   ---------------

LOSS PER COMMON SHARE . . . .  $        (.66)  $           (.18)         $ (2.25)
                               ==============  =================  ===============

   The accompanying notes are an integral part of these financial statements.



                              AMERICAN  HOSPITAL  RESOURCES,  INC.
                                  [A Development Stage Company]

                           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                FROM INCEPTION ON AUGUST 27, 1999

                                    THROUGH DECEMBER 31, 2001

                                                                                 Deficit
                                                                                 Accumulated
                                                        Common  Stock            During  the
                                                   -------------------------     Development
                                                      Shares     Amount          Stage
                                                   -----------  ---------------  ---------------
BALANCE, August 27, 1999 . . . . . . . . . . . . .           -  $             -  $            -

Issuance of common stock for services rendered
  valued at $750 or $1.00 per share, August 1999 .         750              750               -

Net loss for the period ended December 31, 1999. .           -                -          (1,060)
                                                      --------  ---------------  ---------------
BALANCE, December 31, 1999 . . . . . . . . . . . .         750              750          (1,060)

Net loss for the year ended December 31, 2000. . .  -        -             (135)
                                                      --------  ---------------  ---------------
BALANCE, December 31, 2000 . . . . . . . . . . . .         750              750          (1,195)

Issuance of common stock for services rendered
  valued at $380 or $1.00 per share, December 2001         380              380               -

Net loss for the year ended December 31, 2001. . .  -        -             (515)
                                                      --------  ---------------  ---------------

BALANCE, December 31, 2001 . . . . . . . . . . . .       1,130  $         1,130  $       (1,710)
                                                      ========  ===============  ===============


    The accompanying notes are an integral part of this financial statement.


                              AMERICAN HOSPITAL RESOURCES, INC.
                                 [A Development Stage Company]

                                   STATEMENTS OF CASH FLOWS

                                                              For the                 From Inception
                                                            Years Ended               on August 27,
                                                             December 31,             1999 Through
                                                 ----------------------------------   December 31,
                                                      2001               2000           2001
                                                ---------------  ------------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . .  $         (515)  $            (135)  $      (1,710)
  Adjustments to reconcile net loss to net cash
    used by operating activities:
    Non-cash expenses paid with stock . . . . .             380                   -           1,130
    Changes in assets and liabilities . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

      Net Cash (Used) by Operating Activities .            (135)               (135)           (580)
                                                ---------------  ------------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES. . . . . .               -                   -               -
                                                ---------------  ------------------   --------------
    Net Cash Provided (Used) by Investing
      Activities. . . . . . . . . . . . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from a shareholder . . . . . . . . .             135                 135             580
                                                ---------------  ------------------   --------------

      Net Cash Provided by Financing Activities             135                 135             580
                                                ---------------  ------------------   --------------

NET INCREASE (DECREASE) IN CASH . . . . . . . .               -                   -               -

CASH AT BEGINNING OF PERIOD . . . . . . . . . .               -                   -               -
                                                ---------------  ------------------   --------------

CASH AT END OF PERIOD . . . . . . . . . . . . .  $            -   $               -   $           -
                                                ===============  ===================  ==============



SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION:

Cash paid during the year for:
    Interest . . . . . . . . .  $     -  $     -  $     -
    Income taxes . . . . . . .  $     -  $     -  $     -

SUPPLEMENTAL  SCHEDULE  OF  NONCASH  INVESTING  AND  FINANCIAL  ACTIVITIES:

     For the period from inception on August 27, 1999 through December 31, 2001:

          In December 2001, the Company issued 380 shares of common stock to consultants for services rendered valued at $380, or $1.00 per share.

          In August 1999, in connection with its organization, the Company issued 750 shares of common stock for services rendered valued at $750, or $1.00 per share.


   The accompanying notes are an integral part of these financial statements.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION - American Hospital Resources, Inc. ("the Company") was organized under the laws of the State of Delaware on August 27, 1999 as Frozen Enterprises, Inc. On January 31, 2002, the Company changed its name to American Hospital Resources, Inc [See Note 7]. The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     LOSS PER SHARE - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" [See Note 6].

     CASH AND CASH EQUIVALENTS - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

     RECENTLY ENACTED ACCOUNTING STANDARDS - Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143, "Accounting for Asset Retirement Obligations", and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", were recently issued. SFAS No. 141, 142, 143 and 144 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE  2  -  COMMON  STOCK

     In December 2001, the Company issued 380 shares of common stock to consultants for services rendered valued at $380, or $1.00 per share.

     In August 1999, in connection with its organization, the Company issued 750 shares of common stock for services rendered valued at $750, or $1.00 per share.

NOTE  3  -  RELATED  PARTY  TRANSACTIONS

     ADVANCE - An officer/shareholder of the Company has advanced $580 to the Company on a non-interest bearing basis.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  3  -  RELATED  PARTY  TRANSACTIONS  [CONTINUED]

     MANAGEMENT COMPENSATION - The Company did not pay any compensation to its officers and directors during 2001 and 2000. During 1999, the Company issued 750 shares of common stock to an officer for services rendered in connection with the organization of the Company valued at $750, or $1.00 per share.

     RENT - The Company has not had a need to rent office space. An officer/shareholder of the Company is allowing the Company to use his address, as needed, at no expense to the Company.

NOTE  4  -  INCOME  TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax and any available operating loss or tax credit carryforwards. At December 31, 2001, the Company has available unused operating loss carryforwards of approximately $1,700, which may be applied against future taxable income and which expire in various years through 2021. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earning of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately, $250 and $175 at December 31, 2001 and 2000, respectively, with an offsetting valuation allowance of the same amount resulting in a change in the valuation allowance of approximately $75 during the year ended December 31, 2001.

NOTE  5  -  GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses since its inception, has current liabilities in excess of current assets and has no on-going operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                        AMERICAN HOSPITAL RESOURCES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  6  -  LOSS  PER  SHARE

     The following data shows the amounts used in computing loss per share for the periods presented:


                                                         For  the                 From  Inception
                                                       Years  Ended               on  August  27,
                                                       December  31,              1999  Through
                                              ---------------------------------   December  31,
                                                   2001               2000           2001
                                              ---------------  ----------------   ---------------
  Loss from continuing operations available
  to common shareholders (numerator) . . . .  $         (515)  $          (135)    $      (1,710)
                                              ---------------  ----------------   ---------------

  Weighted average number of common
  shares outstanding used in loss per
  share for the period (denominator) . . . .             776                 750             761
                                              ================   ===============  ===============

     Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE  7  -  SUBSEQUENT  EVENTS

     STOCK ISSUANCE - On January 31, 2002, the Company issued 370 shares of common stock to an individual for cash of $370, or $1.00 per share.

     NAME CHANGE - On February 16, 2002, the Company changed its name from Frozen Enterprises, Inc. to American Hospital Resources, Inc.

     AGREEMENT AND PLAN OF REORGANIZATION - On April 3, 2002, the Company signed an agreement and plan of reorganization with Phase One, LLC and New Horizon Education, Inc. ("NHE"). Shareholders of the Company will receive 3,196,873 shares of NHE common stock for the 1,500 outstanding shares of the Company's common stock. The Company will become a wholly-owned subsidiary of NHE as a result of the agreement. The agreement is subject to several terms and conditions and final consummation of the agreement is not guaranteed. In connection with the agreement, the Company and NHE entered into a three-year consulting agreement with Corporate Dynamics, Inc. NHE will pay $5,000 per month for consulting services. In connection with the agreement, the Company and NHE entered into a three-year finder agreement with Corporate Dynamics, Inc. NHE will pay 5% of the first $3,000,000, 4% of the next $3,000,000, 3% of the next $3,000,000, and 2% of any additional funding provided through Corporate Dynamics, Inc.

     LETTER  OF  INTENT  TO  PURCHASE  - On April 20, 2002, the Company signed a letter of intent to purchase all the assets of PHI HealthCare Management, Inc., a California corporation currently operating under Chapter 11 bankruptcy protection. The Company has proposed to pay $350,000, sign a $400,000 3-year 6% note payable and assume $350,000 in liabilities. The Company would also deposit $5,000 to open an escrow account. The letter outlines several terms and conditions and finalization of a purchase agreement is not guaranteed.

                           NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]



The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of New Horizon Education, Inc. (a Utah corporation) ("PARENT") as of December 31, 2001 and the balance sheet of American Hospital Resources, Inc. (a Delaware corporation) ("SUBSIDIARY") as of December 31, 2001, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of shares of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was not completed as of December 31, 2001.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT and SUBSIDIARY for the year ended December 31, 2001 as if the transaction had occurred as January 1, 2001.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.



                                           NEW  HORIZON  EDUCATION,  INC.
                                     AND  AMERICAN  HOSPITAL  RESOURCES,  INC.

                                  PROFORMA  CONDENSED  COMBINED  BALANCE  SHEET

                                               DECEMBER  31,  2001

                                                   ASSETS

                                                 [Unaudited]

                                                                  American
                                                New  Horizon      Hospital
                                                Education,  Inc.  Resources, Inc.    Proforma
                                               December 31, 2001  December 31, 2001  Increase       Proforma
                                                   [Parent]       [Subsidiary]       (Decrease)     Combined
                                               --------------    ------------------  ------------  ---------------
ASSETS:
  Cash . . . . . . . . . . . . . . . . . . . .  80          $       -           [B]       130,000   $      130,080

  Goodwill . . . . . . . . . . . . . . . . . .              -                    -   [A]   32,549           32,549
                                               --------------    ------------------  ------------  ---------------

                                                $          80    $               -   $    162,549   $      162,629
                                               --------------    ------------------  ------------  ---------------


                                   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
  Accounts payable . . . . . . . . . . . . . .  $      11,086    $             580   $          -   $       11,666
  Accrued expenses . . . . . . . . . . . . . .            948                    -              -              948
  Related party payable. . . . . . . . . . . .         22,500                    -              -           22,500
  Note payable . . . . . . . . . . . . . . . .         20,000                    -              -           20,000
                                               --------------    ------------------  ------------  ---------------

    Total Liabilities. . . . . . . . . . . . .         54,534                  580              -           55,114
                                               --------------    ------------------  ------------  ---------------

STOCKHOLDERS' EQUITY (DEFICIT):
                                                                                     [A]   31,969
                                                                                     [A]   (1,130)
  Common stock . . . . . . . . . . . . . . . .      7,284,483                1,130   [B]  130,000        7,446,452
  Contributed capital. . . . . . . . . . . . .         53,519                    -              -           53,519
  Retained earnings (deficit). . . . . . . . .     (7,054,134)                   -              -       (7,054,134)
  Deficit accumulated during
    the development stage. . . . . . . . . . .       (338,322)              (1,710)  [A]    1,710         (338,322)
                                               --------------    ------------------  ------------  ----------------

    Total Stockholders' Equity (Deficit) . . .        (54,454)                (580)       162,549          107,515
                                               --------------    ------------------  ------------  ----------------

                                                $          80    $               -   $    162,549  $       162,629
                                               --------------    ------------------  ------------  ----------------

         See Notes To Unaudited Proforma Condensed Financial Statements.



                          NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


                 PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                 [Unaudited]


                                    New  Horizon     American  Hospital
                                    Education, Inc.  Resources,  Inc.
                                    For  the  Year   For  the  Year
                                    Ended  December  Ended  December    Proforma
                                    31,  2001        31,  2001          Increase       Proforma
                                    [Parent]         [Subsidiary]       (Decrease)     Combined
                                    --------------   ----------------  -------------  -------------
REVENUE. . . . . . . . . . . . . .  $            -    $             -   $          -   $         -
EXPENSES:
  General and administrative . . .         57,727                 515              -        58,242
                                    --------------   ----------------  -------------  -------------

  Total expenses . . . . . . . . .         57,727                 515              -        58,242
                                    --------------   ----------------  -------------  -------------

(LOSS) FROM OPERATIONS . . . . . .        (57,727)              (515)              -       (58,242)
                                    --------------   ----------------  -------------  -------------

OTHER (EXPENSE). . . . . . . . . .           (948)                 -               -          (948)
                                    --------------   ----------------  -------------  -------------

(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .        (58,675)              (515)              -       (59,190)

PROVISION FOR INCOME TAXES . . . .              -                  -               -             -
                                    --------------   ----------------  -------------  -------------

NET (LOSS) . . . . . . . . . . . .  $     (58,675)  $        (515)     $           -  $    (59,190)
                                    --------------   ----------------  -------------  -------------

BASIC NET (LOSS) PER COMMON SHARE.                                                    $       (.00)
                                                                                      -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.


                          NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


              PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                 [Unaudited]


                                    New  Horizon      American Hospital
                                    Education, Inc.   Resources, Inc.
                                    For the Three     For the Three
                                    Months  Ended     Months Ended      Proforma
                                    March  31,  2002  March  31,  2002  Increase     Proforma
                                    [Parent]          [Subsidiary]      (Decrease)   Combined
                                    ----------------  ----------------  -----------  ------------
REVENUE                             $              -  $              -  $         -  $          -
EXPENSES:
  General and administrative . . .            87,928               185            -        88,113
                                    ----------------  ----------------  -----------  ------------

  Total expenses . . . . . . . . .            87,928               185            -        88,113
                                    ----------------  ----------------  -----------  ------------

(LOSS) FROM OPERATIONS . . . . . .          (87,928)             (185)            -      (88,113)
                                    ----------------  ----------------  -----------  ------------

OTHER (EXPENSE). . . . . . . . . .             (596)                 -            -         (596)
                                    ----------------  ----------------  -----------  ------------

(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .          (88,524)             (185)            -      (88,709)

PROVISION FOR INCOME TAXES . . . .                -                 -             -             -
                                    ----------------  ----------------  -----------  ------------

NET (LOSS) . . . . . . . . . . . .  $     (88,524)  $            (185)  $         -  $    (88,709)
                                    ----------------  ----------------  -----------  ------------

BASIC NET (LOSS) PER COMMON SHARE.                                                   $      (.00)
                                                                                     ------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

                           NEW HORIZON EDUCATION, INC.
                      AND AMERICAN HOSPITAL RESOURCES, INC.


            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE  1  -  NEW  HORIZON  EDUCATION,  INC.

     New Horizon Education, Inc. ["PARENT"] was organized under the laws of the State of Utah on May 9, 1972. On December 31, 1997, the Company sold its wholly owned subsidiary. The Company is considered to have re-entered the development stage as of January 1, 1998. The Company currently has no on-going operations and is considered a development stage company as defined by SFAS No. 7. The Company has been seeking potential business ventures.

NOTE  2  -  AMERICAN  HOSPITAL  RESOURCES,  INC.

     American Hospital Resources, Inc. ["SUBSIDIARY"], a Delaware corporation, was incorporated on August 27, 1999. The Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company is planning to engage in the business of hospital management in California.

NOTE  3  -  PROFORMA  ADJUSTMENTS

     During April 2002, PARENT entered in a stock purchase agreement to acquire 100% of SUBSIDIARY through the issuance of 3,196,873 shares of restricted common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT. Concurrent with the acquisition of SUBSIDIARY, PARENT issued 13,000,000 shares of common stock to Phase One, LLC (a Utah limited liability company) for $130,000. Effective control of the PARENT was passed to Phase One, LLC.

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the Purchase of SUBSIDIARY by PARENT through the issuance of 3,196,873 shares of common stock valued at $.01 per share including the elimination of equity accounts of subsidiary in consolidation and the recording of goodwill.

     [B] To reflect the sale of 13,000,000 shares of common stock to Phase One, LLC, a Utah limited liability company, in exchange for $130,000

NOTE  4  -  PROFORMA  (LOSS)  PER  SHARE

     The proforma (loss) per share is computed based on (19,853,736 for the year ended December 31, 2001 and 19,330,000 for the three months ended March 31,
     2002) the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.